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                                                                    EXHIBIT 10.4

                      FIRST AMENDMENT TO LEASE AGREEMENT

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        THIS FIRST AMENDMENT TO LEASE AGREEMENT ("First Amendment") is entered into on September __, 2001 by and between SHUWA INVESTMENTS CORPORATION, a California corporation ("Landlord"), and Daniel, Mann, Johnson & Mendenhall Inc., a California corporation ("DMJM") and AECOM Technology, Inc., a Delaware corporation ("AECom"). Together, DMJM and AECOM are referred to herein as "Tenant".

                                   RECITALS:
                                   --------

A. Landlord and Tenant are parties to that certain Lease Agreement (the "Lease Agreement") dated June 1, 2001 for the Premises (as defined in the Lease) in the Project (as defined in the Lease) located in Los Angeles California and commonly known as "Arco Plaza". The Premises consists of space on the 3rd, 4th, 8th and 9th floors in the office tower at 515 South Flower Street Los Angeles, California and on the 37th floor in the office tower at 555 South Flower Street Los Angeles, California. Unless the context requires otherwise, as used in this First Amendment, the term "Lease" shall include the Lease Agreement as amended by this First Amendment. All capitalized terms not defined herein shall have the same meaning ascribed to them in the Lease.

B. Landlord and Tenant desire that the Lease Agreement shall be amended to provided for month-to-month lease of certain space in the Project as provided below.

        NOW, THEREFORE, the parties agree to amend the Lease Agreement as follows:

        1.  Amendments To Lease.
            -------------------

            1.1  Temporary Space. Pursuant to Section 30.10 of the Lease
                 ---------------
Agreement, Landlord hereby leases to Tenant, on a month-to-month basis, that certain space consisting of eleven thousand and ninety eight (11,098) rentable square feet of space (the "Temporary Space") as shown on the attached Exhibit A, effective on the Effective Date (as defined below). The Effective Date shall mean the date Landlord delivers the Temporary Space to Tenant following the mutual execution and delivery of this First Amendment. Except as otherwise provided herein, the Temporary Space shall be deemed part of the Premises for all purposes under the Lease.

            1.2  Month-to-Month Lease Term. The lease of the Temporary Space may
                 -------------------------
be terminated by either Landlord or Tenant by delivery of thirty (30) days written notice of such termination to the other party.

            1.3  Monthly Rent. The Monthly Rent for the Temporary Space shall be
                 ------------
Twenty Two Thousand One Hundred and Ninety Six Dollars ($22,196.00). Such monthly rent shall be paid concurrently with the rent for the remainder of the Premises.


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FIRST AMENDMENT                                                   DMJM AND AECOM
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        1.4.  Direct Expenses. No Direct Expenses shall be payable with respect
              ---------------
to the Temporary Space.

        1.5.  As-Is Condition. Tenant acknowledges that it has fully inspected
              ---------------
the Temporary Space and accepts such space in its "AS-IS" condition. The Temporary Space shall be delivered in broom-clean condition and free of debris. In no event shall Landlord be obligated to make any improvements or alterations to the Temporary Space. Landlord shall not provide any economic concessions (such as improvement allowance or free rent) with respect to the Temporary Space.
        1.6  Section 30.10 This First Amendment shall be deemed to satisfy
             -------------
Landlord's obligations to provide space to Tenant under Section 30.10 of the Lease.

    2.  No Brokers. Tenant represents and warrants to Landlord that Tenant has
        ----------
dealt with no brokers or similar persons or entities in connection with this agreement and that, insofar as Tenant knows, no brokers or similar persons or entities are entitled to any commission in connection herewith.

    3.  Affirmance. Except as expressly amended hereby, all of the terms,
        ----------
covenants, conditions, provisions and agreements of the Lease remain unchanged and in full force and effect.

    4.  Present Status. Tenant certifies to Landlord that, to the best of
        --------------
Tenant's knowledge, as of the execution and delivery of this letter agreement by Tenant, Landlord is not in default under the Lease by reason of failure to perform any obligations thereunder and there is no circumstance, event, condition or state of facts which, by the passage of time or the giving of notice, or both, could constitute or result in such a default.

    5.  Submission Of Agreement. The submission of this document to Tenant or
        -----------------------
Tenant's broker, agent or attorney for review or signature does not constitute an offer. This document shall not be binding unless and until it is executed and delivered by both parties hereto.

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FIRST AMENDMENT                                                   DMJM AND AECOM
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     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this First
Amendment as of the day and year first written above.

LANDLORD

SHUWA INVESTMENTS CORPORATION,
a California corporation

By:  /s/ Takaji Kobayashi
     -----------------------------
     Takaji Kobayashi

Its: President

TENANT

Daniel, Mann, Johnson & Mendenhall Inc., a California corporation and

By:  /s/ Ray Landy
     -----------------------------
     Ray Landy
     -----------------------------
     PRINT NAME

Its: SR. V.P.
     -----------------------------
     TITLE

By:  /s/ Fred Gans
     -----------------------------
     Fred Gans
     -----------------------------
     PRINT NAME

Its: V.P.
     -----------------------------
     TITLE

AECOM Technology, Inc., a Delaware corporation

By:  /s/ Joseph A. Incaudo
     -----------------------------
     Joseph A. Incaudo
     -----------------------------
     PRINT NAME

Its: EXEC. V.P.
     -----------------------------
     TITLE

By:  /s/ Stephanie A. Hunter
     -----------------------------
     Stephanie A. Hunter
     -----------------------------
     PRINT NAME

Its: Chief Admin Officer, VP
     -----------------------------
     TITLE

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                                  ARCO PLAZA
                                  NORTH TOWER
                            515 SOUTH FLOWER STREET
                            LOS ANGELES, CALIFORNIA


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                                   Suite 500
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